Exhibit 99.1

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13G to which this Exhibit is attached is filed on behalf of each of them. Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached. Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEROF, the undersigned hereby execute this Joint Filing Agreement as of February 13, 2019.

HARBOURVEST 2015 GLOBAL FUND L.P.

By:	HarbourVest 2015 Global Associates L.P.
Its:	General Partner

By:	HarbourVest 2015 Global Associates LLC
Its:	General Partner

By:	HarbourVest Partners, LLC
Its:	Managing Member

By:	/s/ Ian C. Lane
Name:	Ian C. Lane
Title:	Managing Director

HARBOURVEST GLOBAL ANNUAL PRIVATE EQUITY FUND L.P.

By:	HarbourVest Global Associates L.P.
Its:	General Partner

By:	HarbourVest Global Associates LLC
Its:	General Partner

By:	HarbourVest Partners, LLC
Its:	Managing Member

By:	/s/ Ian C. Lane
Name:	Ian C. Lane
Title:	Managing Director

HARBOURVEST PARTNERS IX-BUYOUT FUND L.P.

By:	HarbourVest IX-Buyout Associates L.P.
Its:	General Partner

By:	HarbourVest IX- Buyout Associates LLC
Its:	General Partner

By:	HarbourVest Partners, LLC
Its:	Managing Member

By:	/s/ Ian C. Lane
Name:	Ian C. Lane
Title:	Managing Director

HARBOURVEST PARTNERS X AIF BUYOUT L.P.

By:	HarbourVest Partners (Europe) Limited
Its:	Alternative Investment Fund Manager

By:	/s/ Ian C. Lane
Name:	Ian C. Lane
Title:	Managing Director

HARBOURVEST PARTNERS X BUYOUT FUND L.P.

By:	HarbourVest X Associates L.P.
Its:	General Partner

By:	HarbourVest X Associates LLC
Its:	General Partner

By:	HarbourVest Partners, LLC
Its:	Managing Member

By:	/s/ Ian C. Lane
Name:	Ian C. Lane
Title:	Managing Director

MERANTI FUND L.P.

By:	Meranti Associates L.P.
Its:	General Partner

By:	Meranti Associates LLC
Its:	General Partner

By:	HarbourVest Partners, LLC
Its:	Managing Member

By:	/s/ Ian C. Lane
Name:	Ian C. Lane
Title:	Managing Director

NPS CO-INVESTMENT (A) FUND L.P.

By:	NPS Co-Investment Associates L.P.
Its:	General Partner

By:	HarbourVest GP LLC
Its:	General Partner

By:	HarbourVest Partners, LLC
Its:	Managing Member

By:	/s/ Ian C. Lane
Name:	Ian C. Lane
Title:	Managing Director

SMRS-TOPE LLC

By:	HVST-TOPE LLC
Its:	Managing Member

By:	HarbourVest Partners L.P.
Its:	Manager

By:	HarbourVest Partners, LLC
Its:	General Partner

By:	/s/ Ian C. Lane
Name:	Ian C. Lane
Title:	Managing Director

HARBOURVEST PARTNERS, LLC

By:	/s/ Ian C. Lane
Name:	Ian C. Lane
Title:	Managing Director